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                                                                    EXHIBIT 10.4


                                                          SUBSCRIPTION AGREEMENT
                                                          ----------------------

                                  COMMON STOCK

ProSoft Development, Inc.
7100 Knott Avenue
Buena Park, CA  90620


     1.  Subscription.  The undersigned hereby subscribes to become a
         ------------
shareholder in ProSoft Development, Inc., a Nevada corporation (the "Company"), and to purchase the number of shares of Common Stock of the Company (the "Shares") indicated below in accordance with the terms and conditions of the Private Placement Memorandum dated June 25, 1996 including the Exhibits attached thereto (the "Memorandum"), which relates to the offering of the Shares of the Company (the "Offering"). I understand that the minimum investment is $25,000 to be paid by check or wire transfer in an amount equal to the purchase price of the Shares subscribed for, with any check made payable to "ProSoft Development, Inc."

     2.  Representations and Warranties.  The undersigned represents and
         ------------------------------
warrants to the Company as follows:

        (a) I have received and read and I understand the Memorandum and each of the Exhibits to the Memorandum which contain important information relating to the Company and the Offering and have relied solely on those documents; no oral representations have been made or oral information furnished to the undersigned in connection with the purchase of the Shares which were in any way inconsistent with the Memorandum.

        (b) I have, or my Purchaser Representative, as defined in Regulation D under the Securities Act of 1933, as amended (the "1933 Act") has, had the opportunity to seek from the Company or its representatives, and have received from such parties, all information deemed necessary by the undersigned to evaluate the merits and risks of the Offering. I have, or my Purchaser Representative has, had the opportunity to verify the accuracy of the information contained in the Memorandum and to seek investment, tax or legal counsel prior to investing in the Company.

        (c) I understand that the Shares will not be registered for sale under the 1933 Act or registered or qualified under any state securities laws in reliance upon exemptions from such registration and qualification, and that such exemptions depend in large part on my representations and warranties herein.

        (d) If I am acting in a representative capacity for a corporation, partnership, trust or other entity, or as agent for any person or entity, I have full authority to execute this Subscription Agreement in such capacity.

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        (e) The Shares are being purchased for my own account for investment and not with a view to resale or distribution to any person, corporation or other entity. I also understand that there will not be any public market for the sale of such Shares.

        (f) I, together with my Purchaser Representative, if applicable, have such knowledge and experience in financial and business matters that will enable me to utilize the information made available to me in connection with this Offering to evaluate the merits and risks of the Offering.

        (g) I am able to bear the economic risks related to a purchase of Shares (i.e., I am able to afford a complete loss of the Shares I am subscribing to
 ---
purchase). I have made other investments of a similar nature and, by reason of my business and financial experience or the business and financial experience of those persons I have retained to advise me with respect to my investment in the Shares, have acquired the capacity to protect my own interests in investments of this nature. I have carefully reviewed the Memorandum, and have made my own examination of the investment, as well as the accounting and tax aspects of this transaction, and will depend on the advice of my own counsel and accountants, and I agree that the Company has no responsibility with respect to such matters or such advice.

        (h) I have adequate means of providing for my current needs and possible personal contingencies. I have no need for liquidity of the Shares subscribed to be purchased hereby and have no reason to anticipate any change in my personal circumstances, financial or otherwise, which might cause or require any sale or distribution of such Shares subscribed to be purchased.

        (i) I recognize that the Shares involve a high degree of risk including those special risks set forth under the caption "Risk Factors" in the Memorandum.

        (j) I satisfy subparagraphs (1) - (3) of the requirements set forth under the caption "Investor Suitability Requirements" in the Memorandum.

        (k) All information which I have provided to the Company including, but not limited to, my financial position and my knowledge of financial and business matters is true, correct and complete as of the date of execution of this Subscription Agreement. I understand that the Company will rely to a material degree upon the representations contained herein.

        (l) I understand that I will not be able to cancel, terminate or revoke this Subscription Agreement and it will survive my death or disability, if I am an individual.

        (m) I am aware that no federal or state agency has made any finding or determination as to the fairness of investment in, nor any recommendation or endorsement of, the Shares.

        (n) I understand that the Shares are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the 1933 Act and applicable state securities laws, pursuant to registration or exemption therefrom.

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     3.  Indemnification.  I hereby indemnify the Company, its affiliates and
         ---------------
its agents and hold them harmless from and against any and all loss, damage, liability or expense, including costs and reasonable attorneys' fees, incurred by the Company (or its affiliates or agents) by reason of or in connection with any misrepresentation made by me, any breach of any of my warranties, or my failure to fulfill any of my covenants or agreements under this Subscription Agreement. This Subscription Agreement and the representations and warranties contained herein shall survive my purchase of the Shares and shall be binding upon my heirs, executors, administrators, successors and assigns.

     4.  Acceptance or Rejection of Subscription.  The undersigned understands
         ---------------------------------------
that:

         (a) the Company reserves the right to reject my subscription, in whole or in part, at the sole discretion of the Company for any reason;

         (b) my subscription will be accepted or rejected within 15 days from receipt and will be effective only upon acceptance by the Company; and

         (c) upon acceptance of my subscription by the Company, my subscription will be irrevocable.

     5.  Registration Rights.  The Company hereby grants to the undersigned the
         -------------------
following rights covering the registration with the Securities and Exchange Commission of the Shares subscribed for by the undersigned.

         (a) On or before August 31, 1996, the Company shall prepare and file a registration statement covering the Shares and shall use its best efforts to cause such registration statement to become and remain effective until the earlier of (i) 24 months from the date of purchase or (ii) such time as all Shares could be sold under Rule 144 of the 1933 Act.

         (b) In connection with the registration described in this Section 5, the Company agrees to take all action necessary to facilitate the sale by the undersigned of the Shares, including furnishing to the undersigned such number of prospectuses reasonably required by the undersigned to dispose of his Shares, using its best efforts to register or qualify the Shares under the 1933 Act and applicable blue sky laws (such action being herein called a "Filing" or the "Filing") and delivering underwriting agreements and other documents customarily delivered by issuers in connection with public offerings. The Company shall not be required to ensure the availability of a prospectus meeting the requirements of the Act in connection with any Filings made pursuant to this Section 5 for a period greater than is required to complete the marketing arrangements with respect to the securities in such Filings, and in no event for a period greater than the period set forth in Section 5(a).

         (c) With respect to the inclusion of Shares in a registration statement pursuant to this Section 5, all fees, costs and expenses of and incidental to such inclusion shall be borne by the Company; provided, however, that the undersigned shall bear his or its pro rata share of the underwriting discounts and commissions and shall bear any fees and disbursements of counsel retained by the undersigned (other than counsel also retained by the Company).

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         (d) The undersigned shall be entitled to customary indemnification and rights of contribution relating to the registration of the Shares.

         (e) The undersigned shall furnish to the Company such information regarding the undersigned and the distribution proposed by the undersigned as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Section 5.

         (f) The registration rights pursuant to this Section 5 shall terminate on such date as all Shares held by the undersigned may immediately be sold under Rule 144 during any 90-day period.

     6.  Number of Shares.  The undersigned hereby subscribes for Shares as
         ----------------
follows:

        _______________ Shares at $10.00 per Share for an aggregate purchase price of $_______________ (Minimum purchase 2,500 Shares, $25,000).

I HAVE RECEIVED PRIVATE PLACEMENT MEMORANDUM #___________
DATED JUNE 25, 1996.  __________.
                      (Initials)

Executed this ___ day of ____________, 1996, at ___________________________.
                                                 (City)             (State)

                         TYPE OF OWNERSHIP  Check one:
                         -----------------

____  INDIVIDUAL OWNERSHIP               ____  COMMUNITY PROPERTY (one
      (One signature required)                 signature required if interest
                                               held in one name, i.e., managing
                                               spouse; two signatures required
                                               if interest held in both names)


____  JOINT TENANTS WITH RIGHT OF        ____  TENANTS IN COMMON (both or all
      SURVIVORSHIP (both or all                parties must sign)
      parties must sign)

____  PARTNERSHIP (Please include a      ____  CORPORATION (Please include
      copy of the Statement of                 certified Corporate Resolution
      Partnership Agreement                    authorizing signature)
      authorizing signature)

____  TRUST (Please include a copy       ____  OTHER:__________________________
      of the  trustee's powers under
      the Trust Agreement authorizing
      investment)

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       Please print the exact name(s) in which the Shares are to be held.

The undersigned hereby represents that he, she or it has read this entire Subscription Agreement and the Memorandum dated June 25, 1996.

- --------------------------------               --------------------------------
Investor #1   Signature                        Investor #2 Signature


- --------------------------------               --------------------------------
Investor #1  Print or Type Name                Investor #2  Print or Type Name


- --------------------------------               --------------------------------
Telephone Number (Business)                    Telephone Number (Business)


- --------------------------------               --------------------------------
Telephone Number (Residence)                   Telephone Number (Residence)


- --------------------------------               --------------------------------
Social Security or Tax I.D. No.                Social Security or Tax I.D. No.


- --------------------------------               --------------------------------
Street Address                                 Street Address


- --------------------------------               --------------------------------
City            State     Zip                  City             State     Zip


                              SUBSCRIPTION ACCEPTED:

                              ProSoft Development, Inc., a Nevada corporation


                              By: _____________________________
                                  Printed Name
                                  and Title:___________________

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